UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 28, 2020

Dynavax Technologies Corporation

(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2100 Powell Street, Suite 900

Emeryville, CA 94608

(Address of principal executive offices, including zip code)

(510) 848-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value	DVAX	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On May 28, 2020, the stockholders of Dynavax Technologies Corporation (the "Company") approved an amendment and restatement to the Company’s 2018 Equity Incentive Plan (the “Plan”) to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the Plan by 7,600,000. A summary of the Plan is set forth in the Company’s definitive proxy statement (“Proxy Statement”) on Schedule 14A, filed with the Securities and Exchange Commission on April 17, 2020.

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 28, 2020, the stockholders of the Company approved an amendment to the Company's Sixth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, par value $0.001 from 139,000,000 shares to 278,000,000 shares. The increase in authorized shares was effected pursuant to a Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation (the "Certificate of Amendment"), filed with the Secretary of State of the State of Delaware on May 28, 2020. A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 5.07.   Submission of Matters to a Vote of Security Holders

On May 28, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) as a live interactive webcast at www.virtualshareholdermeeting.com/DVAX2020. A total of 87,599,440 shares of the Company's common stock were entitled to vote as of April 6, 2020, the record date for the Annual Meeting. There were 71,289,693 shares present in person or by proxy at the Annual Meeting, at which the stockholders were asked to vote on five (5) proposals. Set forth below are the matters acted upon by the stockholders, and the final voting results of each such proposal. The proposals are described in detail in the Company’s Proxy Statement.

Proposal 1. Election of Directors

The stockholders elected Daniel L. Kisner, M.D., Natale Ricciardi, and Ryan Spencer, as Class II Directors of the Company to hold office until the 2023 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The voting for each director was as follows:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Daniel L. Kisner, M.D.	48,536,551	1,793,529	20,959,613
Natale Ricciardi	49,083,964	1,246,116	20,959,613
Ryan Spencer	49,248,725	1,081,355	20,959,613

Proposal 2. Amendment to the Sixth Amended and Restated Certificate of Incorporation

The stockholders approved to amend the Company’s Sixth Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 139,000,000 to 278,000,000. The votes were as follows:

For	Against	Abstain
63,223,637	7,854,950	211,106

Proposal 3. Amendment and Restatement of the 2018 Equity Incentive Plan

The stockholders approved to amend and restate the Company’s 2018 Equity Incentive Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 7,600,000. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
39,427,797	10,743,259	159,024	20,959,613

Proposal 4. Advisory Vote on Executive Compensation

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
46,279,881	3,848,208	201,991	20,959,613

Proposal 5. Ratification of Selection of Independent Registered Public Accounting Firm

The stockholders ratified the selection of Ernst & Young LLP by the Audit Committee of the Board of Directors as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020. The votes were as follows:

For	Against	Abstain
68,198,599	2,886,271	204,823

Item 9.01.   Financial Statements and Exhibits

(d)   Exhibits. The following exhibit is filed herewith:

3.1   Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation
Date: May 29, 2020	By:	/s/ STEVEN N. GERSTEN
Steven N. Gersten
Senior Vice President